UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: July 15, 2024

(Date of earliest event reported)

AI Unlimited Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-56573	88-1455444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

LEVEL 11, 9255 W. Sunset Blvd.

West Hollywood, CA 90069

(Address of principal executive offices, including zip code)

(800) 309-5983

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since the last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common, par value $0.0001	LVER	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by a check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K (“Amendment No. 1”) amends Item 9.01 of the Current Report on Form 8-K filed by AI Unlimited Group, Inc. (the “Company”) on July 15, 2024 (the “Original Report”) in which the Company reported, among other events, the consummation of the previously-announced acquisitions (the “Acquisitions”) wherein Nest Egg Investments LLC, a Delaware limited liability company (“Nest Egg”), Resolve Debt, LLC, a Wyoming limited liability company (“Resolve Debt”) and Travl LLC, a Delaware limited liability company (“Travl”, together with Nest Egg and Resolve Debt, the “Subsidiaries”), became the wholly-owned subsidiaries of the Company.

This Amendment No. 1 hereby amends the subsections of Item 2.01 identified below and Item 9.01 in the Original Report to include (i) Nest Egg’s audited consolidated financial statement for the years ended December 31, 2023 and 2022, which is filed as Exhibit 99.1 to this Current Report on Form 8-K/A; (ii) Resolve Debt’s audited consolidated financial statement for the years ended December 31, 2023 and 2022, which is filed as Exhibit 99.2 to this Current Report on Form 8-K/A; (iii) Travl’s audited consolidated financial statement for the years ended December 31, 2023 and 2022, which is filed as Exhibit 99.3 to this Current Report on Form 8-K/A; (iv) the Company’s unaudited pro forma condensed combined financial information as of June 30, 2024, which is filed as Exhibit 99.4 to this Current Report on Form 8-K/A; and (v) the written consent of Boladale Lawal & Co, the Subsidiaries’ independent registered public accounting firm, which is filed as Exhibit 23.1 to this Current Report on Form 8-K/A.

The text of the Original Report is hereby incorporated by reference. This Amendment No. 1 solely amends the subsections of Item 2.01 and 9.01 as identified below, and Item 2.01 and 9.01 of the Original Report otherwise remain unchanged. This Amendment No. 1 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company or its subsidiaries subsequent to the filing date of the Original Report. Capitalized terms not otherwise defined herein shall have their respective meanings ascribed to them in the Original Report.

Item 2.01 Completion of Acquisition or Disposition of Assets

As previously reported by the Company in its Original Report, the Company consummated the Acquisition of the Subsidiaries on July 10, 2024. The purpose of this Current Report on Form 8-K/A is to file the required financial information related to the Acquisition.

Item 9.01 Exhibits

(d) Exhibits.

Exhibit Number	Description
23.1	Consent of Boladale Lawal & Co
99.1	Audited Financial Statement of Nest Egg for the years ended December 31, 2023 and 2022
99.2	Audited Financial Statement of Resolve Debt for the years ended December 31, 2023 and 2022
99.3	Audited Financial Statement of Travl for the years ended December 31, 2023 and 2022
99.4	Unaudited pro-forma financial statements as of June 30, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AI Unlimited Group, Inc.

November 12, 2024	By:	/s/ Trent McKendrick
Date		Trent McKendrick
Chief Executive Officer